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                                                                EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-46260 and No. 33-46261 of Springs Industries, Inc., on Form S-8 of our report dated January 26, 1996 (February 24, 1996 as to the last paragraph in Note 9), incorporated by reference in this Annual Report on Form 10-K of Springs Industries, Inc., for the year ended December 30, 1995.


DELOITTE & TOUCHE LLP
Charlotte, North Carolina

March 19, 1996


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